Exhibit  99.2

                               SEQUIAM CORPORATION
                                300 Sunport Lane
                             Orlando, Florida 32809
                               Tel. (407) 240-1414
                               Fax (407) 240-1431

                           NOTICE OF ANNUAL MEETING OF
                     STOCKHOLDERS TO BE HELD AUGUST 25, 2003


     Notice is hereby given that the Annual Meeting of the Stockholders of Sequiam Corporation (the "Company") will be held at the Company's offices located at 300 Sunport Lane, Orlando, Florida 32809, on August 25, 2003, at 10:00 a.m.

     The Board of Directors has fixed the close of business on July 18, 2003, as the record date for the determination of Stockholders entitled to notice of and to vote at such meeting. Stockholders are entitled to one vote for each share held. As of July 18, 2003, the Company had 36,540,747 shares of voting stock issued and outstanding.


                                       SEQUIAM  CORPORATION



Date:    August 1, 2003                By:   /s/  Mark Mroczkowski
     -----------------------              --------------------------------------
                                          Mark Mroczkowski, Secretary

                               SEQUIAM CORPORATION
                                300 Sunport Lane
                             Orlando, Florida 32809
                               Tel. (407) 240-1414
                               Fax (407) 240-1431


                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for voting at the annual meeting of Stockholders to be held on August 25, 2003, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of Stockholders. Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same Stockholder. This proxy statement was mailed to Stockholders of record on or about July 18, 2003.

     Only the holders of the Company's common stock ("Voting Stock") are entitled to vote at the meeting. Each share of Voting Stock is entitled to one vote, and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the shares of the Company's Voting Stock represented at the meeting is required to take all actions of the stockholders currently on the agenda for the meeting. As of July 18, 2003, the Company had 36,540,747 outstanding shares of Voting Stock held by approximately 245 stockholders of record.

     Shares of the Company's Voting Stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to any matter that comes before the stockholders for vote, and therefore such shares will be counted as abstentions from any matter that comes before the stockholders at the annual meeting.

                                     AGENDA

      The following is the agenda for the annual meeting.

I.    Call meeting to order

II.   Roll call

III.  Proof of notice of meeting

IV. Report of the Secretary of the stock represented at the meeting and the existence or lack of a quorum

V. Reading of minutes of meeting held April 29, 2002, and approval or disposal of such minutes

VI.   Reports of officers

VII.  Reports of committees

VIII. Unfinished business

IX.   Approval of Amendment to Bylaws Extending Term of Office for Directors.

X.    Election of Directors

      Nominated by the Board of Directors:    Nicholas H. VandenBrekel
                                              Mark Mroczkowski
                                              James C. Stanley

XI.   Adjournment

                    PROPOSAL: APPROVAL OF AMENDMENT TO BYLAWS
                     EXTENDING TERM OF OFFICE FOR DIRECTORS

     The Board of Directors amended and restated Section 4.3 of the Bylaws of the Company by unanimous written consent. The amendment and restatement extended the term of office for each Director from one year to three years. The Board of Directors has submitted this amendment to the Bylaws to the stockholders for approval. If it is not so approved, the amendment and restatement will not take effect, and the Directors shall continue to be elected at each annual meeting.

     The Directors hereby request approval of the following amended and restated
     Section  4.3  of  the  Bylaws:

     Election  of  Directors and Term of Office. The Stockholders of the Company
     ------------------------------------------
     shall elect the directors at every third annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his or her death, resignation, retirement, removal, or disqualification, or until his or her successor shall have been elected and qualified.


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
                              ELECTION OF DIRECTORS

     The  Board of Directors has nominated the following individuals to serve as
Directors:

Nicholas  H.  VandenBrekel.  Nicholas  H. VandenBrekel is the founder of Sequiam
--------------------------
Corporation and serves as its President, CEO and Chairman. Mr. VandenBrekel has an extensive background in both military service as well as entrepreneurial venues. He is a native of the Netherlands and a citizen of the United States. During the last five years, Mr. VandenBrekel has been the President and CEO of Sequiam Software, Inc. (formerly known as Sequiam, Inc.) and the President and CEO of Sequiam Communications, Inc. (formerly known as Brekel Group, Inc.). In the course of his assignments, he has been responsible for all aspects of business development, teaching and operations, including strategic planning, product and service development, marketing, and sales and staff development. He speaks several languages and has been a public speaker for many years. Mr. VandenBrekel has a degree in communications from the OPS Academy Royal Netherlands Navy and is a licensed Helicopter Aviator. He also holds degrees and diplomas in electronics and the martial arts. Nick received the 2001 businessman of the year award from the National Republican Congressional Committee's Business Advisory Council.

Mark  Mroczkowski.  Mark Mroczkowski has served as Senior Vice President and CFO
-----------------
for Sequiam Corporation and Sequiam Software, Inc. since their inception and as CFO for Brekel Group, Inc. since June 2000. He brings to the company an extensive background as CFO and senior manager of other organizations. Prior to Sequiam and Brekel, Mr. Mroczkowski was the Chief Financial Officer of GeoStar Corporation from 1994 until 2000. From 1975 until 1994, Mr. Mroczkowski practiced public accounting with several large accounting firms and ultimately formed his own successful firm. During those years he also founded or co-founded and managed several other profitable ventures both domestically and internationally. Mr. Mroczkowski holds a B.S. degree in Accounting from Florida State University, he is a Certified Public Accountant licensed in Florida and a licensed commercial pilot. He has managed private placements, debt financing and IPO preparations for a number of firms. He has also managed audit, tax and consulting engagements for a variety of organizations.

Mr.  James  C.  Stanley.  James  C.  Stanley  has held many important management
-----------------------
positions as well as owned and operated his own businesses. Among his accomplishments is the formation of an investment advisory firm that was sold to Bache & Company. He also owned an advertising agency in New York, whose clients included Citicorp, Penske Racing, Hilton International, Holland American Lines and Banco Popular. Mr. Stanley built, owned and operated Hilton Ski Resort in Breckenridge, Colorado. Currently, Mr. Stanley is the founder of Concord Communications, Inc. that is a joint venture with AT & T. Mr. Stanley serves on numerous not for profit boards, including Vice Chairman of the International Center for Religion and Diplomacy, Washington, DC. Mr. Stanley is a well-versed and sought after consultant on business development, mergers and acquisitions. Since 1996, Mr. Stanley has served as a Director and a principal in the Quasar Group, Inc., and concurrently since 2000 he has served as Chairman if Smart Biometrics, Inc., prior to its acquisition by Sequiam. Both Quasar Group, Inc. and Smart Biometrics are private companies. Mr. Stanley has a BA and an MBA from the University of Virginia.


                             PRINCIPAL STOCKHOLDERS

     Our directors, officers and principal stockholders (5% or more of our outstanding stock), taken as a group, together with their affiliates, beneficially own, in the aggregate, approximately 70% our outstanding shares of common stock. The following table sets forth the number of and percentage of outstanding shares of Voting Stock beneficially owned by each of the officers and directors of the Company and as a group and those Stockholders owning more than 5% of the Company's Common Stock as of July 18, 2003.

                                   Shares Beneficially   Percentage of Shares
Name                                      Owned            Beneficially Owed
---------------------------------  --------------------  ---------------------
Nicholas VandenBrekel                     19,496,053(1)                 47.58%
Mark Mroczkowski                             128,053(2)                 14.96%
James W. Rooney                                526,666                   1.32%
L. Alan McGinn                               318,471(3)                  0.80%
James Christopher Stanley                  1,750,000(4)                  4.40%
Charles D. Vollmer                             250,000                   0.63%
James D. Ring                                208,500(5)                  0.53%
Charles W. Dunn                              175,000(6)                  0.44%
Officers and Directors as a group           27,516,690                  67.16%
Optimix Technology Fund, N.V.                2,666,666                   6.52%

Footnotes  to  Table:
--------------------
(1) Nicholas VandenBrekel has the right to purchase on or before January 5, 2004, jointly with Mark Mroczkowski, the 8% Convertible Debenture in the principal amount of $300,000, held by the La Jolla Cove Investors, Inc. (the "Debenture"). The amount of stock shown in this table for Nicholas VandenBrekel includes 1,171,053 shares of common stock that Nicholas VandenBrekel could obtain on June 10, 2003, through the purchase and conversion of the Debenture into common stock. As of June 10, 2003, only $150,000 of the principal amount of the Debenture had been funded, and therefore the maximum amount of the Debenture that may be converted into common stock is $150,000. On June 10, 2003, the Market Rate was $0.95, and therefore $150,000 of the Debenture would be converted into 1,171,053 shares of common stock. If Nicholas VandenBrekel does not exercise such right, he will continue to hold only 18,325,000 shares of common stock, which represents 46.04% of the class, not including the 6,600,000 shares of common stock that may be issued to the La Jolla Cove Investors, Inc.

(2) Mark Mroczkowski has the right to purchase on or before January 5, 2004, jointly with Nicholas VandenBrekel, the 8% Convertible Debenture in the principal amount of $300,000, held by the La Jolla Cove Investors, Inc. (the "Debenture. The amount of stock shown in this table for Mark Mroczkowski includes 1,171,053 shares of common stock that Mark Mroczkowski could obtain on June 10, 3003, through the purchase and conversion of the Debenture into common stock. As of June 10, 2003, only $150,000 of the principal amount of the Debenture had been funded, and therefore the maximum amount of the Debenture that may be converted into common stock is $150,000. On June 10, 2003, the Market Rate was $0.95, and therefore $150,000 of the Debenture would be converted into 1,171,053 shares of common stock. If Mark Mroczkowski does not exercise such right, he will continue to hold only 4,957,000 shares of common stock, which represents 12.45% of the class, not including the 6,600,000 shares of common stock that may be issued to the La Jolla Cove Investors, Inc

(3) L. Alan McGinn controls the voting and disposition of the shares of our common stock held by W.M.W. Communications, Inc., and therefore, this chart shows his beneficial interest in the 318,421 shares of common stock issued to W.M.W. Communications, Inc.

(4) James Christopher Stanley controls the voting and disposition of the shares of our common stock held by Smart Biometrics, Inc., and therefore, this chart shows his beneficial interest in the 1,500,000 shares of common stock issued to Smart Biometrics, Inc.

(5) James Ring controls the voting and disposition of the shares of our common stock held by Telepartners, Inc., and therefore, this chart shows his beneficial interest in the 165,000 shares of common stock issued to Telepartners, Inc.

(6) Charles W. Dunn controls the voting and disposition of the shares of our common stock held by Telepartners, Inc., and therefore, this chart shows his beneficial interest in the 165,000 shares of common stock issued to Telepartners, Inc.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with

Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them, unless otherwise noted.

                        AVAILABILITY OF FILINGS MADE WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

     The Company's Annual Report on Form 10-KSB is included with this proxy solicitation. Copies of the foregoing filings and any other document filed with the Securities and Exchange Commission during the last twelve (12) months may obtained by visiting our web site at www.sequiam.com, or by written request addressed to the Secretary of the Company at the address is provided on the first page of this proxy statement.

                               SEQUIAM CORPORATION
                                      PROXY

                This Proxy is Solicited by the Board of Directors

     The undersigned Stockholder of SEQUIAM CORPORATION (the "Company") acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held August 25, 2003, 10:00 a.m. local time, at the Company's offices at 300 Sunport Lane, Orlando, Florida 32809, and hereby appoints Mark L. Mroczkowski, with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

(1) To approve the amendment to Section 4.3 of the Company's Bylaws as amended and restated by the Board of Directors.

     [   ]     FOR     [   ]     AGAINST     [   ]     ABSTAIN

(2) To elect the following individuals as Directors of the Company (Please vote for no more than three individuals. Proxies with more than a total of three
     (3) votes, by checking the following names, by write-in or by any combination thereof, shall not be counted in the election of Directors):

               [   ]  Nicholas  H.  VandenBrekel

               [   ]  Mark  Mroczkowski

               [   ]  James  C.  Stanley

               [   ]  --------------------------------------------
                      (Write-in  Candidate)

               [   ]  --------------------------------------------
                      (Write-in  Candidate)

               [   ]  --------------------------------------------
                      (Write-in  Candidate)

     (3) To transact such other business as may properly come before the meeting. In this discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

               [   ]  YES     [   ]  NO

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL NOT BE VOTED ON SUCH ITEM.

                         Dated this ______day of__________, 2003.

                         _________________________________
                                       (Signature)

                         _________________________________
                                       (Signature)

                         Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                         Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                         Return  this  Proxy  to:
                         SEQUIAM  CORPORATION
                         300  Sunport  Lane
                         Orlando,  Florida  32809
                         Tel.  (407)  240-1414
                         Fax  (407)  240-1431